PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity IV

Supplement to Prospectus Dated May 1, 2018

Supplement dated October 19, 2018

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to remove certain fiscal year references associated with the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund. Additionally, we are updating expense information, the Expense Example, and the investment objective/policy associated with the PGIM 60/40 Allocation Fund.

PROSPECTUS CHANGES

1.	Part I – Summary – Prudential Retirement Security Annuity IV Prospectus

Under the sub-section entitled “Summary of Contract Charges and Expenses” we are replacing the sub-section “Total Annual Underlying Mutual Fund Operating Expenses” and the “Underlying Mutual Fund Portfolio Annual Expenses” table with the following:

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES
The next item shows the operating expenses charged by each underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you may pay periodically during the time that you own the Contract. More detail on each underlying mutual fund’s fees and expenses is contained below and in the funds’ prospectuses. The below depicts the total operating expenses for the PGIM Balanced Fund (Class Z) (prior to June 11, 2018, the PGIM Balanced Fund was known as the Prudential Balanced Fund).
The below depicts the total operating expenses for the PGIM 60/40 Allocation Fund (Class R6) (prior to June 11, 2018, the PGIM 60/40 Allocation Fund was known as the Prudential 60/40 Allocation Fund). Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity IV Contract and may vary from year to year.

2018-PROSUPP-5-PRSA IV

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.87%	28.85%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in percentage points)
	Management Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Annual Portfolio Operating Expenses
PGIM Balanced Fund (Class Z) [6]	0.65%	0.22%	0.00%	0.87%
PGIM 60/40 Allocation Fund (Class R6) [7]	0.02%	28.45%	0.38%	28.85%

6    The manager has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
7    The manager has contractually agreed, through November 30, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2019 without the prior approval of the Fund’s Board of Trustees.

2.	Part I – Summary – Prudential Retirement Security Annuity IV Prospectus

Under the sub-section entitled “Expense Example” we are replacing the example with the following:

EXAMPLE 1 Plan Type A
1 yr	3 yrs	5 yrs	10 yrs
$2,775	$6,273	$8,132	$9,806

EXAMPLE 2 Plan Type B
1 yr	3 yrs	5 yrs	10 yrs
$2,757	$6,250	$8,119	$9,819

2018-PROSUPP-5-PRSA IV

3.	Part I – Summary – Prudential Retirement Security Annuity IV Prospectus

Under the sub-section entitled “Summary for Sections 1-10” we are replacing the language under the “Fund Expenses” section of “Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity IV” with the following:

Fund Expenses: You will bear the expenses associated with the underlying mutual funds that are deducted from the underlying funds’ assets. For certain funds, expenses may be reduced by expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

4.	Part II – Sections 1-10, Prudential Retirement Security Annuity IV Prospectus, Section 2: What Investment Options Can I choose?

Under the sub-section entitled “Variable Investment Options” we are replacing the table for the PGIM 60/40 Allocation Fund with the following:

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISERS
Prudential Investment Portfolios 5

MODERATE ALLOCATION
PGIM 60/40 Allocation Fund**

The investment objective of the fund is to seek a balance between growth and conservation of capital. The fund seeks to achieve its investment objective by investing a significant portion of its equity assets in the PGIM QMA Large-Cap Core Equity Fund. The fund intends to invest a significant portion of its fixed-income assets in the PGIM Total Return Bond. The fund normally intends to obtain exposure to equity securities in an amount equal to approximately 60% of its total assets and exposure to fixed-income securities in an amount equal to approximately 40% of its total assets. The fund will be rebalanced periodically (typically monthly) to maintain the target asset allocation.
ADVISER: PGIM Investments LLC SUB-ADVISER: Quantitative Management Associates LLC

5.	Part II – Sections 1-10, Prudential Retirement Security Annuity IV Prospectus, Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?

We are replacing the sub-section entitled “Underlying Mutual Fund Fees” with the following:

When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund (prior to June 11, 2018, the PGIM Balanced Fund was known as the Prudential Balanced Fund) is 0.87% annually. Without regard to expense caps, the total fees and operating expenses of the PGIM 60/40 Allocation Fund (prior to June 11, 2018, the PGIM 60/40 Allocation Fund was known as the Prudential 60/40 Allocation Fund), is 28.85% annually. For additional information about fund fees, please consult the fund prospectus.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2018-PROSUPP-5-PRSA IV